Exhibit 10.7

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

(as amended May 2, 2013)

1.                                      Purposes of the Plan.  The purposes of this Plan are:

•                                          to attract and retain the best available personnel for positions of substantial responsibility,

•                                          to provide additional incentive to Employees, Directors and Consultants, and

•                                          to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2.                                      Definitions.  As used herein, the following definitions will apply:

(a)                                 “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)                                 “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)                                  “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d)                                 “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                   “Change in Control” means the occurrence of any of the following events:

(i)                           Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)                        Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)                     Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)                                  “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)                                 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board,  in accordance with Section 4 hereof.

(i)                                     “Common Stock” means the common stock of the Company.

(j)                                    “Company” means Rocket Fuel Inc., a Delaware corporation, or any successor thereto.

(k)                                 “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l)                                     “Director” means a member of the Board.

(m)                             “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)                                 “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                 “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q)                                 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)                     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r)                                    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s)                                   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)                                    “Option” means a stock option granted pursuant to the Plan.

(u)                                 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)                                 “Participant” means the holder of an outstanding Award.

(w)                               “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x)                                 “Plan” means this 2008 Equity Incentive Plan.

(y)                                 “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(z)                                  “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa)                          “Service Provider” means an Employee, Director or Consultant.

(bb)                          “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(cc)                            “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(dd)                          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3.                                      Stock Subject to the Plan.

(a)                                 Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 10,320,484 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)                                 Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c)                                  Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.                                      Administration of the Plan.

(a)                                 Procedure.

(i)                           Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)                        Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)                                 Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)                           to determine the Fair Market Value;

(ii)                        to select the Service Providers to whom Awards may be granted hereunder;

(iii)                     to determine the number of Shares to be covered by each Award granted hereunder;

(iv)                    to approve forms of Award Agreements for use under the Plan;

(v)                       to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)                    to institute and determine the terms and conditions of an Exchange Program;

(vii)                 to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)              to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix)                    to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x)                       to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi)                    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)                 to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii)              to make all other determinations deemed necessary or advisable for administering the Plan.

(c)                                  Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.                                      Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.                                      Stock Options.

(a)                                 Grant of Options.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)                                 Option Agreement.  Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)                                  Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)                                 Term of Option.  The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)                                  Option Exercise Price and Consideration.

(i)                           Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)                        Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)                     Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the

Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f)                                   Exercise of Option.

(i)                           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)                        Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)                     Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)                    Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.                                      Stock Appreciation Rights.

(a)                                 Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)                                 Number of Shares.  The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c)                                  Exercise Price and Other Terms.  The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)                                 Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)                                  Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)                                   Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)                           The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)                        The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.                                      Restricted Stock.

(a)                                 Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)                                 Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)                                  Transferability.  Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)                                 Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)                                  Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)                                   Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)                                  Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)                                 Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.                                      Restricted Stock Units.

(a)                                 Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)                                 Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c)                                  Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)                                 Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)                                  Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.                               Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

11.                               Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.                               Limited Transferability of Awards.  Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Section 16a-1(h) and Section 16a-1(b) of the Exchange Act, respectively) with respect to such securities, other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

13.                               Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)                                 Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)                                  Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the ocurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing.  In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in (and have the right to exercise) an additional twenty-five percent (25%) of the Shares subject to his or her outstanding Options and Stock Appreciation Rights, all restrictions on an additional twenty-five percent (25%) of the Participant’s outstanding Restricted Stock and Restricted Stock Units will lapse, and, with respect to twenty-five percent (25%) of Participant’s outstanding Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In no event will the vesting of an Award accelerate as to more than one hundred percent (100%) of the Award.  In addition, if Options or Stock Appreciation Rights are not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Participant’s vested Options or Stock Appreciation Rights (after taking into account the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the Administrator in its sole discretion, and all of the Participant’s Options or Stock Appreciation Rights will terminate upon the expiration of such period (whether vested or unvested).

For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the

Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14.                               Tax Withholding.

(a)                                 Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)                                 Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.                               No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.                               Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.                               Term of Plan.  Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board.  Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18.                               Amendment and Termination of the Plan.

(a)                                 Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.                               Conditions Upon Issuance of Shares.

(a)                                 Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.                               Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.                               Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.                               Information to Participants.  Beginning on the date that the aggregate number of Participants under this Plan is five hundred (500) or more and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no

longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act, the Company will provide to each Participant the information described in Rule 701 paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act of 1933, as amended, not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.  The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential.  If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information.

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Early Exercise Allowed)

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement — Early Exercise (the “Option Agreement”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:                                                                                                            $

Total Number of Shares Granted:

Total Exercise Price:                                                                                                                                  $

Type of Option:                                                                   Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to the accelerated vesting provisions set forth below, if applicable, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule; or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

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For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as a Service Provider of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Vesting Acceleration Summary (for informational purposes only):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)
Employee (less than 1 year, but terminated within 12 months of Change in Control)	None	None	12 months acceleration
Employee (less than 1 year, but remains employed until 1 year of employment)	None	12 months acceleration	None
Employee (more than 1 year)	12 months acceleration	None	12 months acceleration
Director / Consultant	None	None	12 months acceleration

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to

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Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)                                 Right to Exercise.

(i)                           Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.  Alternatively, at the election of Participant, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested.  Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

(ii)                        As a condition to exercising this Option for unvested Shares, Participant shall execute the Restricted Stock Purchase Agreement.

(iii)                     This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver

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to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                 cash;

(b)                                 check;

(c)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)                                 surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

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6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Tax Withholding.  Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                 Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)                                  Code Section 409 A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

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10.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

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NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.                                      Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated                              (the “Option Agreement”).

2.                                      Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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6.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of

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this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.              Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.              Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.       Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.       Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

«Optionee»
Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C-1

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made between «Optionee» (the “Purchaser”) and Rocket Fuel Inc. (the “Company”) or its assignees of rights hereunder as of                                     ,         .

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan shall have the same defined meanings in this Agreement.

RECITALS

A.                                    Pursuant to the exercise of the option granted to Purchaser under the Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated                          by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase                    of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement, which have become vested are sometimes collectively referred to herein as the “Shares.”

B.                                    As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.                                      Repurchase Option.

(a)                                 If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option for ninety (90) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the “Repurchase Option”).

(b)                                 Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be) with a copy to the escrow agent described in Section 2 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option AND, at the Company’s option, (i) by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) a check in the amount of the aggregate repurchase price, or (ii) by the Company canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate repurchase price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price.  Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c)                                  Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d)                                 If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

(e)                                  The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2.                                      Transferability of the Shares; Escrow.

(a)                                 Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)                                 To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2.  The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c)                                  Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)                                 Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

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3.                                      Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.                                      Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5.                                      Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares, which may be made by the Company pursuant to Section 13 of the Plan after the date of this Agreement.

6.                                      Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

7.                                      Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.                                      Section 83(b) Election.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the Internal Revenue Service, within thirty (30) days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase.  In the case of a Nonstatutory Stock Option, this will result in the recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares.  Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.  In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares.  Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising Options as to Shares that have not yet vested and is accurate only as of the date this form Agreement was approved by the Board.  The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances.  Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the

3

purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code.  A form of Election under Section 83(b) is attached hereto as Exhibit C-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9.              Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.       Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference.  The Plan, the Option Agreement, the Exercise Notice, this Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Dated: ,

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                       hereby sell, assign and transfer unto Rocket Fuel Inc.                            shares of the Common Stock of Rocket Fuel Inc. standing in my name of the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Rocket Fuel Inc. and the undersigned dated                             ,            (the “Agreement”).

Dated: ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

,

Corporate Secretary
Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220
Redwood Shores, CA 94065

Dear Corporate Secretary:

As Escrow Agent for both Rocket Fuel Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.                                      In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.                                      Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option.  Within one hundred and twenty (120) days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.                                      Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

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14.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16.                               By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.                               These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PURCHASER	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

ESCROW AGENT

Corporate Secretary

Dated:

EXHIBIT C-4

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.                                      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

TAXPAYER	SPOUSE

NAME:
ADDRESS:

TAX ID NO.:
TAXABLE YEAR:

2.                                      The property with respect to which the election is made is described as follows:                      shares (the “Shares”) of the Common Stock of Rocket Fuel Inc. (the “Company”).

3.                                      The date on which the property was transferred is:                                       ,            .

4.                                      The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.                                      The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is:  $                                  .

6.                                      The amount (if any) paid for such property is:  $                                  .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK GRANT AGREEMENT

The person named below in Section I (“Participant”) has been granted shares of Common Stock of Rocket Fuel Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Company’s 2008 Equity Incentive Plan (the “Plan”) and this Stock Grant Agreement (the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

I.                                        NOTICE OF GRANT OF COMMON STOCK

Name:

Address:

The undersigned Participant has been granted shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Shares Granted:

II.                                   AGREEMENT

1.                                      Grant of Stock.  The Administrator of the Company hereby grants to Participant the number of Shares set forth in Section I above pursuant to a fully vested Restricted Stock award under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall, if required by the Company, concurrently with the execution of this Agreement by Participant, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

3.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the award or Shares pursuant to this Agreement shall be bound by this Section 3.

4.                                      Tax Withholding.  Pursuant to such procedures as the Administrator may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld (the “Withholding Taxes”) with respect to the Shares by, in the Administrator’s discretion: (i) withholding otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (ii) withholding the amount of such Withholding Taxes from Participant’s paycheck(s), (iii) requiring Participant to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Withholding Taxes, or (iv) a combination of the foregoing.  The Company shall not retain fractional Shares to satisfy any portion of the Withholding Taxes.  Accordingly, if any withholding is done through the withholding of Shares, Participant shall pay to the Company an amount in cash sufficient to satisfy the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Should the Company be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Company permission to withhold from Participant’s paycheck(s) an amount equal to the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Participant acknowledges and agrees that the Company may refuse to deliver the Shares unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Withholding Taxes that the Company determines must be withheld with respect to such Shares.

5.                                      Tax Consequences.  Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or

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representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

6.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (the “Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 6 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on

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Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 6.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 6 and Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock to the general public, or (ii) a Change in Control of the Company in which the successor corporation has equity securities that are publicly traded.

7.                                      Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its

4

transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.                                      Notices.  Any notice, demand or request required or permitted to be given by either the Company or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

10.                               No Waiver.  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

11.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

12.                               Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

13.                               Governing Law; Severability.  This Agreement is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

14.                               Entire Agreement.  The Plan is incorporated herein by reference.  The Plan, this Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and

5

agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the grant of Common Stock hereunder subject to all of the terms and provisions of the Plan and this Agreement.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

IN WITNESS WHEREOF, Participant and the Company have executed this Agreement and agree that the grant of Common Stock hereunder is to be governed by the terms and conditions of the Plan and this Agreement.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Residence Address

6

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the award to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or

15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan, as amended (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).

I.                                        NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:                    «Name»

Address:                «Address»

«CityStateZip»

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant:                                                                                                                                         «GrantDate»

Vesting Commencement Date:                                                 «VCD»

Number of Restricted Stock Units:                               «Shares»

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

[Twenty-five percent (25%) of the Restricted Stock Units shall vest on the one (1) year anniversary of the Vesting Commencement Date, and twelve and one-half  percent (12.5%) of the Restricted Stock Units shall vest on each six (6) month anniversary of the Vesting Commencement Date thereafter (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each applicable vesting date.]

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee (if Participant is not an Employee, this  “Single Trigger” section will not apply):

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Restricted Stock Units that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested Restricted Stock Units will continue to vest in accordance with the original vesting schedule provided under this Award Agreement; or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Restricted Stock Units that would normally vest in the final twelve (12) months of the vesting term will vest on the date of the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested Restricted Stock Units will continue to vest in accordance with the original vesting schedule provided under this Award Agreement.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the Change in Control other than for “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), then an additional number of Restricted Stock Units that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.  For purposes of clarity, the termination of Participant’s status as a Service Provider by virtue of Participant’s death or disability will not be considered a trigger for vesting acceleration under this paragraph.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Restricted Stock Units that would vest under clause (ii) of the “Single Trigger” section above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Award Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to the Company, successor corporation, or the entity to whom Participant is providing services following a Change in Control; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

For purposes of this Award Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or responsibilities, the reduction of Participant’s duties or responsibilities, or the removal of Participant’s duties or responsibilities, any of which results in a material diminution in Participant’s duties or responsibilities with the Company as in effect immediately prior to such assignment or removal of Participant from such duties or responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) a material change in the geographic location of Participant’s principal place of performance of his or her duties as a Service Provider, provided that a change of fifty (50) miles or less will not be considered a material change for purposes of this clause (iii).  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company, successor corporation, or the entity to whom Participant is providing services following a Change in Control with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice (and, in order to qualify as “Good Reason,” the grounds for “Good Reason must not have been cured during the cure period).

Vesting Acceleration Summary (for informational purposes only; the above language controls):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)
Employee (less than 1 year, but terminated within 12 months following a Change in Control and before the 1 year anniversary of employment)	None	Not Applicable	12 months acceleration

Employee (less than 1 year, but remains employed through 1 year anniversary of employment)	None	12 months acceleration	None

Employee (1 year or more)	12 months acceleration	Not Applicable	12 months acceleration

Director / Consultant	Not Applicable	Not Applicable	12 months acceleration

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

II.                                   AGREEMENT

1.                                      Grant of Restricted Stock Units.  The Company hereby grants to the individual (the “Participant”) named in the Notice of Grant of Restricted Stock Units in Part I of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2.                                      Company’s Obligation to Pay.  Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 4, Participant will have no right to payment of any such Restricted Stock Units.  Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Restricted Stock Unit Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4.                                      Vesting Schedule.  Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date.

5.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

6.                                      Payment after Vesting.

(a)                                 General Rule.  Subject to Section 10, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares.  Subject to the provisions of Section 6(b), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

(b)                                 Acceleration.

(i)                                     Discretionary Acceleration.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such , such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.  If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 6(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.  The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(ii)                                  Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

(c)                                  Section 409A.  It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  For purposes of this Award Agreement, “Section

409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

7.                                      Forfeiture Upon Termination as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

8.                                      Tax Consequences.  Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement.  With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

9.                                      Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

10.                               Tax Obligations

(a)                                 Responsibility for Taxes.  Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Employer), the Company’s (or Employer’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Restricted Stock Units or sale of Shares, and (c) any other Company (or Employer) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result.  Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.  If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

(b)                                 Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer.  If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction.  Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Employer shall withhold the minimum amount required to be withheld for the payment of Tax Obligations.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount of such Tax Obligations, (c) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the company and/or the Employer, (d) delivering to the Company already vested and owned Shares having a Fair Market Value equal to such Tax Obligations, or (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations.  To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant and, until determined otherwise by the Company, this will be the method by which such Tax Obligations are satisfied.  Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Employer (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.  Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

11.                               Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account).  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

12.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13.                               Grant is Not Transferable.  Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14.                               Company’s Right of First Refusal.  Subject to Section 13, any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 14 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 14, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 14 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 14 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 14.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including this Section 14, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 14.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

15.                               Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)           Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

16.          Restrictions on Sale of Securities.  Any sale of the Shares issued under this Award Agreement will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies and other Applicable Laws.

17.          Nature of Grant.  In accepting the grant, Participant acknowledges, understands and agrees that:

(a)           the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(b)           all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(c)           Participant is voluntarily participating in the Plan;

(d)           the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(e)           the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f)            the future value of the underlying Shares is unknown, indeterminable and cannot be predicted;

(g)           for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(h)           unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(i)            the following provisions apply only if Participant is providing services outside the United States:

(i)          the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;

(ii)         Participant acknowledges and agrees that none of the Company, the Employer or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and

(iii)        no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

18.          No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares.  Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

19.          Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant  does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

20.          Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Rocket Fuel Inc., 350 Marine Parkway, Marina Park Center, Suite 220, Redwood Shores, CA 94065, or at such other address as the Company may hereafter designate in writing.

21.          Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

22.          No Waiver.  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

23.          Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

24.          Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Subject to the terms of the Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

25.          Language.  If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

26.          Interpretation.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

27.          Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

28.          Governing Law; Severability.  This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

29.          Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

30.          Country Addendum.  Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any appendix to this Award Agreement for Participant’s country.  Moreover, if Participant relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Country Addendum constitutes part of this Award Agreement.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

«Name»
Print Name	Print Name

Title

Address:

«Address»

«CityStateZip»

ROCKET FUEL INC.

RESTRICTED STOCK UNIT AGREEMENT

COUNTRY ADDENDUM

TERMS AND CONDITIONS

This Country Addendum includes additional terms and conditions that govern the award of Restricted Stock Units under the Plan if Participant works in one of the countries listed below.  If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Award of Restricted Stock Units, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.

Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, the Grant Notice and/or the Award Agreement to which this Country Addendum is attached.

NOTIFICATIONS

This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan.  The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum, as of July 2013.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant vests in the Restricted Stock Units and acquires Shares, or when Participant subsequently sell Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after receiving an Award of Restricted Stock Units, the information contained herein may not be applicable to Participant.

SPAIN ADDENDUM

Labor Law Information.

Acknowledgment of Nature of Plan and Award.

In accepting the award, Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan and of the Award Agreement. Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Restricted Stock Units under the Plan to individuals who may be employees of the Company or its Subsidiaries or affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any award will not economically or otherwise bind the Company or any of its Subsidiaries or affiliates on an ongoing basis. Therefore any award granted by the Company under the Plan in a certain year does not constitute an acquired right of Participant to receive such award in the future

Consequently, Participant understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units or the Shares acquired pursuant to the Restricted Stock Units shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or affiliates) and shall not be considered a mandatory benefit, salary for any purposes or any other right whatsoever. Therefore, the Company will be able to amend or terminate the Plan at its sole discretion.

In addition, Participant understands that this award would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then this award shall be null and void.

Forfeiture Upon Termination as Service Provider.

Unless otherwise provided in the Plan or in the Award Agreement, Participant understands and agrees that the termination of the Participant as service provider for any reason will automatically result in the forfeiture of unvested Restricted Stock Units in accordance with the provisions of the Plan and the Award Agreement. In particular, Participant understands and agrees that, unless otherwise expressly provided for by the Company, vesting of the Restricted Stock Units will end if Participant terminates employment by reason of, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Exchange Control Information.

If Participant acquires Shares under the Plan, he or she must declare the acquisition to the Direccion General de Comercio e Inversiones (the “DGCI”) by filing a D-5A Form in the term of one month since the acquisition of the Shares.

Information Obligations.

Any Participant who owns Shares of the Company or any of other foreign companies, located in a foreign country, which total value on 31st December exceeds of € 50.000 shall file an “Informative Declaration of Property and Rights located in foreign countries”. Such declaration shall be filled between 1 January and 31 March of the year following the acquisition and it will be filed again in subsequent years in case the total value of the Shares located in a foreign country has increased during the period in more than 20%.

Securities Law Information.

The Restricted Stock Units and the Shares described in the Agreement do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Award Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

UNITED KINGDOM ADDENDUM

Where the Participant is a resident of the United Kingdom (a “UK Participant”), this Award Agreement shall include the following additional and amended terms and conditions that which shall apply to the award of Restricted Stock Units under the Plan:

1.     References to the Plan.  Any reference to the Plan shall be a reference to the Rocket Fuel Inc. 2008 Equity Incentive Plan, as amended and the UK Addendum thereto, as amended.

2.     Definition of Restricted Stock Units.  For the purposes of Restricted Stock Units granted to UK Participants, the definition of Restricted Stock Unit is amended so that a Restricted Stock Unit shall only be satisfied by the issue of Shares upon vesting.  For the avoidance of doubt, in relation to UK Participants the definition of Restricted Stock Unit set out in this Award Agreement shall prevail over the definition set out in the Plan.

3.     Satisfaction of Restricted Stock Units.  References throughout the Award Agreement to “payment” of a Restricted Stock Unit shall be construed as a reference to the issue and/or transfer of Shares pursuant to the Restricted Stock Unit.  Clause 2 of this Award Agreement is therefore amended to read as follows:

“Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 4, Participant will have no right to receive Shares in respect of any such Restricted Stock Units.  Prior to the issue or transfer of Shares in respect of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured right to receive Shares upon vesting.”

and consequential amendments shall be made throughout the Award Agreement.

4.     Discretionary Acceleration.  Clause 6 (b) (ii) and Clause 6 (c) shall not apply to the UK Participant.

5.     Tax Obligations.  In addition to the provisions relating to Responsibility for Taxes set out in Clause 10(a), the UK Participant agrees to indemnify and keep indemnified the Company and any group company which is or may be deemed to be the UK Participant’s employer in respect of the Tax Obligations, as defined at Clause  10 (a) of the Award Agreement.  The definition of the Tax Obligations at Clause 10 (a) of this Award Agreement shall include national insurance contributions.  The UK Participant acknowledges that the UK Participant retains ultimate liability for any and all income tax and employee’s national insurance contributions which arise in connection with the grant or vesting of or other dealing in the Restricted Stock Unit.  To the extent permitted by law, the UK Participant also agrees to satisfy the employer’s liability for any employer’s secondary Class 1 national insurance contributions so arising. The UK Participant hereby agrees to reimburse the Company (or any group company which is or is deemed to be the UK Participant’s employer) in respect of all of those tax liabilities.  If so required by the Company (or any group company which is or is deemed to be Participant’s employer) Participant agrees as a condition of grant or vesting of the Restricted Stock Units to enter into an election jointly with Participant’s employer electing that the employer’s liability for national insurance contributions be transferred to Participant on the terms set out in such election and agreed with HMRC.

6.     Section 431 Election.  The UK Participant agrees as a condition of grant or vesting of the Restricted Stock Units, if the Shares to be acquired on vesting of the Restricted Stock Units are considered to be “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA, that if so required by the Company Participant will enter into a joint election with Participant’s employer pursuant to section 431, ITEPA, electing that the market value of the Shares acquired on vesting of the Restricted Stock Units.

GERMANY ADDENDUM

1.     Purpose of the Addendum

The purpose of this Addendum is to cover all specific issues related to the participation of employees, directors and consultants in Germany in the 2008 Equity Incentive Plan (as amended April 1, 2013) and in the Restricted Stock Unit Award Agreement by Rocket Fuel Inc. (the “Company”). The 2008 Equity Incentive Plan (as amended April 1, 2013) will also apply to the Participants in Germany who are granted Awards according to the 2008 Equity Incentive Plan (the “German Participants”, irrespective of nationality). For the German Participants, this Addendum is part of the Restricted Stock Unit Award Agreement (including the Investment Representation Statement). The German Participants will take part in the program under the 2008 Equity Incentive Plan (as amended April 1, 2013), and no distinct program will be introduced for them. Unless otherwise defined in this Addendum, the terms used in this Addendum shall have the meanings defined in the 2008 Equity Incentive Plan (as amended April 1, 2013).

2.             No Employment Rights

The German Participants, addressed by this Addendum, are employees, directors or consultants of Rocket Fuel GmbH only. They have no employment or any other contractual relationship with the Company or any subsidiary other than Rocket Fuel GmbH, and no such relationship shall be founded by their participation in the program, by this Addendum or any other document related hereto. Neither this Addendum nor any other document shall confer upon any German Participant any right with respect to continuation of a relationship, nor shall it interfere in any way with such German Participant’s right or Rocket Fuel GmbH’s right to terminate the relationship at any time, with or without cause, in accordance with the applicable legal provisions.

3.             Replacement of the Stock Option Agreement by the Restricted Stock Unit Award Agreement

By signing this Addendum, Participant understands and agrees that the Stock Option Agreement will be discontinued and replaced by the Restricted Stock Unit Award Agreement (including the Investment Representation Statement) and this Addendum. Participant’s stock options granted under the Stock Option Agreement will remain in his property and every issue arising with regard to these stock options will be dealt with in accordance with the Stock Option Agreement.

In future, Participant will exclusively receive restricted stock units according to the terms and conditions of the Restricted Stock Unit Award Agreement (including and the Investment Representation Statement) and this Addendum. Any issues with regard to the restricted stock units the Participant will receive will be governed solely by these documents.

Participant shall not be entitled to any further grants under the Stock Option Agreement; any rights with regard to previous grants shall remain unaffected.

4.             Taxes

(a)           General. Below is a brief summary as of the date of this Addendum of certain German tax consequences under the laws in effect as of today. This summary is incomplete, and the tax laws and regulations are subject to change. The German Participants should consult with a tax advisor before taking any measures under the 2008 Equity Incentive Plan (as amended April 1, 2013).

(b)           Individual Income Tax. According to the relevant provisions of the German Income Tax Act, individuals whose domicile or customary place of abode is located within Germany are subject to unlimited taxation in Germany on their worldwide income. The 2008 Equity Incentive Plan (as amended April 1, 2013), in certain circumstances, might result in a non-cash benefit for a German Participant insofar as a German Participant might receive an Award at no price at all or at a price inferior to the Fair Market Value. For tax purposes, this would be considered as an advantage, amounting to the difference between the price effectively paid (if any) and the Fair Market Value of the Shares (or equivalent) received at the moment of exercise. Such advantage would be subject to income tax.

(c)           Wage Tax. If a German Participant is an employee of Rocket Fuel GmbH, the employer might be subject to German tax duties with respect to such German Participant. Under German law, the employer must deduct a withholding tax on employment income (wage tax) from the employee’s salary. When calculating the amount of the wage tax, the employer has to take into account the entire compensation, including any advantages granted to employees other than the normal salary. This also comprises any non-cash benefit as mentioned in 4.2 above. Then, the employer would be obligated to calculate the wage tax from the normal salary plus this advantage, and the employer would have to deduct wage tax for the account of the employee and to forward such amount to the tax authorities. If the employer fails to comply with the obligation to withhold wage tax he is liable for the amount that should have been withheld. The aforementioned obligation to deduct wage tax does not apply to consultants of Rocket Fuel GmbH who are not employees.

(d)           Avoiding Double Taxation. Germany is a party to multiple conventions for the avoidance of double taxation (“Tax Treaties”). The Tax Treaties generally provide that employment income can be taxed by the country in which the employee is domiciled. In case of a German Participant who is an employee and who has his or her domicile or customary place of abode in Germany, this principle will give rise to taxation in Germany. Further, the Tax Treaties generally establish the principle that business income can only be taxed by the country in which the entrepreneur is domiciled. In case of a German Participant who is a consultant and who has his or her domicile or customary place of abode in Germany, this principle will give rise to taxation in Germany. However, the Tax Treaties provide for numerous exceptions. Subject to the personal situation of the German Participants, special rules of the Tax Treaties will apply, which might have different consequences.

(e)           Cooperation. The German Participants shall cooperate with the Company and the Subsidiary, Rocket Fuel GmbH, with a view to make such arrangements as required by German tax law. Compliance with German tax provisions relating to the German Participants is the sole responsibility of the German Participants.

5.             Notifications

This Addendum does not enclose any notifications mentioned in the Restricted Stock Unit Award Agreement relating to exchange control, securities or other laws in effect in Germany.

6.             Language

The German Participant declares that he has read and fully understood the 2008 Equity Incentive Plan (as amended April 1, 2013), the Restricted Stock Unit Award Agreement (including the Investment Representation Statement) and this Addendum Germany in the English language. He declares waiver of claiming a German translation of the abovementioned documents and any other document related to the Restricted Stock Option Unit Award Agreement.

7.             Sprachfassung

Der Teilnehmer erklärt, dass er die englischsprachigen Versionen des 2008 Equity Incentive Plan (in der Fassung vom 1. April 2013), die Vereinbarung über die Gewährung von Stock Options (einschließlich der Anlagebedingungen, genannt “Investment Representation Statement”) ebenso wie diese englischsprachige Anlage für Deutschland gelesen und verstanden hat. Der Teilnehmer verzichtet ausdrücklich auf den Erhalt einer deutschen Übersetzung für die vorgenannten Dokumente und sonstiger, auf die Gewährung der Stock Options bezogener Dokumente.

8.             Governing Law

The entire relationship between the German Participants and the Company regarding the 2008 Equity Incentive Plan (as amended April 1, 2013) and all acts and transactions hereto between them and the rights and the obligations hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of law principles, as far as this is legally possible.

Location, Date

Participant

Consent to Required Collection and Transfer of Data

The Participant hereby consents to Rocket Fuel Inc. collecting and processing personal data as described below solely for the purpose of implementing, processing and administrating the participation of Participant in the 2008 Equity Incentive Plan (as amended April 1, 2013). The respective data comprises but is not limited to: Participant’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all stock units or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding. Refusing consent and / or withdrawing consent affect the ability of Rocket Fuel Inc. to provide benefits under the 2008 Equity Incentive Plan (as amended April 1, 2013). Rocket Fuel Inc. is not Safe-Harbor-certified and is located in the U.S.A. which according to German Data Protection Law is deemed a country without sufficient statutory data protection.

Location, Date

Participant

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:	«NAME»

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)           Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)           Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the receipt of the Securities shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Unit Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)           Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

«Name»
Print Name

Date

Rocket Fuel Inc.
2008 Equity Incentive Plan (the “Plan”)

UK Addendum

1.                                      Purpose and eligibility

The purpose of this addendum to the Plan (the “UK  Addendum”) is to enable the Board to grant enterprise management incentive options (“EMI Options”), unapproved options (“Unapproved Options”) (together referred to as “Options”) or Restricted Stock Units to certain employees and directors of the Company and its Subsidiaries who are based in the United Kingdom.

EMI Options (which will be approved for UK tax purposes) may only be granted under the UK EMI Addendum to employees and full-time directors of the Company and its Qualifying Subsidiaries.  Unapproved Options and Restricted Stock Units may be granted to any employee, officer or director of the Company or a Subsidiary.

Any person to whom an Option has been granted or Restricted Stock Unit has been awarded under the UK Addendum is a “Participant” for the purposes of the Plan.  Options and Restricted Stock Units granted pursuant to the UK Addendum are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000.

2.                                      Definition

Definitions are as contained in Section 2 of the Plan, with the following additions:

(a)                                 “Company Reorganisation” means as defined in Part 6 of Schedule 5.

(b)                                 “Control” (for the purposes of the definition of “Subsidiary”, below) has the meaning contained in section 995, Income Tax Act 2007.

(c)                                  “HMRC” means the UK HM Revenue & Customs.

(d)                                 “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(e)                                  “Market Value” shall mean in relation to an EMI Option, the market value of a Share for the purposes of paragraph 55 and paragraph 56, Schedule 5.

(f)                                   “Qualifying Subsidiary” means any company which is a qualifying 51% subsidiary in relation to the Company for the purposes of paragraph 11, Schedule 5.

(g)                                  “Schedule 5” shall mean Schedule 5 to ITEPA.

(h)                                 “Eligible Employee” means in relation to an EMI Option, an employee or director of the Company whose committed working time amounts to at least 25 hours per week (or if less, at least 75% of their working time) and who does not have a material interest in the Company for the purposes of paragraph 29, Schedule 5.  In relation to an Unapproved Option or a Restricted Stock Unit, an Eligible Employee shall be any employee, officer or director of the Company.

(i)                                     “Subsidiary” means a company (wherever incorporated) which for the time being is under the Control of the Company.

3.                                      Terms

Options and Restricted Stock Units granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to clause 1 of the UK Addendum, and by the terms of the individual option agreement for Options or Award Agreement for Restricted Stock Units entered into between the Company and the Participant.

4.                                      Eligibility

Options and Restricted Stock Units may only be granted pursuant to the UK Addendum to Eligible Employees.

5.                                      Leaves of absence

Unless the Administrator in its absolute discretion determines otherwise, EMI Options shall lapse 40 days after the commencement of any leave of absence, other than in connection with maternity or paternity leave, or disability, approved by the Company.  If the Administrator so determines, EMI Options may remain in effect for a longer period during a leave of absence (not exceeding the expiration of the term of the Option), but will from the date on which the leave commences be treated as Unapproved Options.

An Participant shall not cease to be an Eligible Employee by reason of a period of maternity or paternity or adoption leave, unless and until the Participant ceases to be entitled to any statutory or contractual right to return to work.

Where a Participant who has been granted EMI Options becomes a consultant of the Company the EMI Options will lapse within 40 days of the date on which the Participant ceases to be a Eligible Employee, unless the Administrator in its discretion determines otherwise prior to that date.

6.                                      Exercise Price

The exercise price of an Option shall be determined by the Administrator, and shall be determined and notified to Participants at the date of grant of the Option.

7.                                      Termination of employment

The rules of the Plan shall apply with the following modification applicable to EMI Options only:

Where a Participant ceases to be an Eligible Employee as a result of the Participant’s Disability, the Participant may exercise his or her EMI Option within 40 days after the date of termination or such longer period as is determined by the Administrator in its absolute discretion (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Option will lapse in respect of the unvested Shares and these will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified the Option will lapse and the Shares will revert to the Plan.

8.                                      Non-transferability of Options and Restricted Stock Units

An Option or a Restricted Stock Unit granted pursuant to the UK Addendum may not be transferred, sold, pledged, assigned, hypothecated or disposed of in any manner save for a transfer to Participant’s personal representatives on death of the Participant.

9.                                      EMI limit

EMI Options granted pursuant to this UK Addendum are intended to be “qualifying options” for the purposes of Schedule 5.  The £250,000 maximum entitlement requirement set out in paragraph 5 of Schedule 5 (or such other limit as may apply from time to time) shall apply to the grant of the EMI Option.  If and to the extent that the aggregate Market Value of all Shares granted to a Participant pursuant to outstanding EMI Options exceeds such maximum entitlement, such EMI Options as are granted in excess of that maximum entitlement shall take effect as Unapproved Options.  Any EMI Options granted within the £250,000 limit will continue to take effect as qualifying EMI Options for the purposes of Schedule 5.

10.                               Failure to qualify as an EMI Option

If any of the qualification requirements set out in Schedule 5 is breached on the occurrence of a disqualifying event under paragraphs 533 to 539 of ITEPA or was not met on the date of grant of the EMI Option, the EMI Option shall continue as a legally valid option contract between the Company and the Participant, particularly in relation to the provisions as to taxation.  Such Options shall be deemed to be Unapproved Options for the purposes of the Plan.

11.                               Release of Options

In the event of a merger or consolidation which constitutes a Company Reorganisation, EMI Options may be released and the provisions of Part 6, Schedule 5 shall apply.

If a Company Reorganisation occurs the Participant may, by an agreement in writing with the acquiring company, release the rights under an EMI Option in consideration of the grant to the Participant of rights which are equivalent but relate to the acquiring company’s shares, such rights to be comprised in a replacement option in relation to which the following conditions must be satisfied:

(a)                                 it is granted within the appropriate period under paragraph 42, Schedule 5; and

(b)                                 the qualifying requirements under paragraph 43, Schedule 5 are satisfied.

If an EMI Option is released by a Participant pursuant to the foregoing, the occurrence of the Company Reorganisation shall not be an event triggering the exercise of the EMI Option under any other rule of the Plan or UK Addendum.

12.                               Notification

The Company shall procure that the Company or relevant Subsidiary employing the Participant at the date of grant of the EMI Option shall give to HMRC within 92 days of such date a notice complying with the requirements of paragraph 44, Schedule 5, which should include a declaration by a director or secretary of that company confirming that in that person’s opinion the requirements of Schedule 5 are met in relation to the EMI Option and the information provided in the notice is to the best of that person’s knowledge and belief correct and complete, and a declaration by the Participant that the commitment of working time requirement in paragraph 26, Schedule 5 is satisfied in relation to the EMI Option.

13.                               Withholding obligations

13.1                        The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise, vesting, cancellation or disposal of, or other dealing in, the Option or on grant or vesting of, or other dealing in, a Restricted Stock Unit, as well as in either case any assessable income arising on disposal of the underlying Shares.  In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

(a)                                 any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)                                 any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it  such national insurance liability being the aggregate of:

(i)                                     all the employee’s primary Class 1 national insurance contributions; and

(ii)                                  to the extent permitted by law, all the employer’s secondary Class 1 national insurance contributions.

13.2                        Pursuant to the indemnity referred to in clause 13.1, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)                                 making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary or other payment due to the Participant from the Company (including but not limited to any payment in cash on vesting of a Restricted Stock Unit) in time to enable that company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)                                 appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of the Option or vesting of the Restricted Stock Unit to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares;

(c)                                  as a condition of grant or vesting of an Option or Restricted Stock Unit entering into an election jointly with Participant’s employer pursuant to which Participant agrees that the employer’s liability for secondary Class 1 national insurance contributions is transferred to Participant on the terms set out in the election and approved by HMRC; or

(d)                                 any other arrangement which may be agreed between the Participant and the Company under the terms of the Plan.

14.                               Section 431 Election

Where the Shares to be acquired on exercise of an Option or vesting of a Restricted Stock Unit are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise of an Option and of the award or vesting of a Restricted Stock Unit  that the Participant if so directed by the Company enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares to be acquired on the exercise of the Option or vesting of the Restricted Stock Unit be calculated as if the Shares were not “restricted securities”.

Adopted by the Administrator on
July 24, 2013

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

UK STOCK OPTION AGREEMENT

UNAPPROVED OPTION

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan and UK Addendum (together referred to as the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:                                                                                                  US $

Type of Option:                                                                                                                         Unapproved Option

Term/Expiration Date:

Vesting Schedule:

Subject to the accelerated vesting provisions set forth below, if applicable, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option shall continue to vest in accordance with the original vesting schedule; or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested portion of the Shares subject to the Option shall continue to vest in accordance with the original vesting schedule.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), and the Option has neither lapsed nor been exercised then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as a Service Provider of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Vesting Acceleration Summary (for informational purposes only):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)
Employee (less than 1 year, but terminated within 12 months of Change in Control)	None	None	12 months acceleration
Employee (less than 1 year, but remains employed until 1 year of employment)	None	12 months acceleration	None
Employee (more than 1 year)	12 months acceleration	None	12 months acceleration
Director / Consultant	None	None	12 months acceleration

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to

Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

This Option shall be treated as a securities option for the purposes of section 471 ITEPA which is unapproved for UK tax purposes (“Unapproved Option”).

2.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)                                 Right to Exercise.

(i)                                     This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.

(ii)                                  This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                 cash;

(b)                                 check;

(c)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)                                 surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.

(a)                                 This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant will not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant.  Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with the Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Tax Withholding.  Regardless of any action Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”),  Participant hereby indemnifies and agrees to keep indemnified the Company, the Employer, and any group company which may be deemed to be the Employer, in respect of any and all Tax-Related Items which arise as a result of the vesting, exercise, cancellation or other disposal of, or any other dealing in the Option.  Tax-Related Items shall include for these purposes employee’s primary Class 1 National Insurance contributions and, to the extent permissible by law, the full amount of any employer’s secondary Class 1 National Insurance arising in connection with the vesting, exercise, cancellation or other disposal of the Option, the liability for which Participant hereby agrees to bear.  Participant agrees, if so required by the Company or the Employer to enter into a joint election together with the Employer pursuant to which the Employer’s liability for secondary Class 1 National Insurance contributions may be transferred to Participant on the terms set out in the election and approved by HMRC.

Prior to exercise of or any other dealing in the Option giving rise to Tax-Related Items, Participant will pay or make adequate arrangements satisfactory to Company and/or the Employer to satisfy all applicable withholding and payment on account obligations of Company and/or the Employer.  In this regard, Participant authorizes Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by Company and/or the Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, Company may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that Company only withholds the amount of Shares necessary to satisfy the withholding amount.  Finally, Participant will pay to Company or the Employer any amount of Tax-Related Items that Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or

Participant’s purchase of Shares that cannot be satisfied by the means previously described.  Company may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

(b)                                 Code Section 409 A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

(c)                                  Section 431 Election.  In the event that the Administrator determines that the Shares to be issued on exercise of this Option are “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA, Participant shall, as a condition of exercise of the Option and if so required by the Administrator enter into an election jointly with the Employer pursuant to section 431, ITEPA (or any other election which the Administrator may determine for the same purpose) electing that the market value of the Shares acquired on exercise be calculated as if they were not “restricted securities”.

10.                               Acknowledgements.

(a)                                 Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b)                                 The Company (and not the Employer) is granting the Option.  The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

(c)                                  That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)                                     the loss or diminution in value of such rights under the Plan, or

(ii)                                  Participant ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d)                                 The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan.

(e)                                  The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)                                   Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

(g)                                  In the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant on which Participant’s employment is terminated with or without notice and vesting shall not continue during any statutory or contractual period of notice or “garden leave” to which Participant is entitled; furthermore, in the event of termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date on which Participant’s employment is terminated and will not be extended by any statutory or contractual notice period to which Participant is entitled; the Administrator shall have the exclusive discretion to determine the date of termination for purposes of his or her Option grant.

11.                               Data Privacy.  By entering into this Option Agreement, and as a condition of the grant of the Option, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer and other group companies may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the

Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock acquired upon exercise of the Option.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12.                               English Language.  Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English.  If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

13.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

14.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE

RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE FREE FROM ANY CLAIM OR LIABILITY PURSUANT TO THE PLAN OR THIS AGREEMENT.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

UK EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.                                      Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan and UK Addendum (together referred to as the “Plan”) and the Stock Option Agreement dated                                  (the “Option Agreement”).

2.                                      Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                                      Delivery of National Insurance Joint Election.  Where so required by the Administrator, and not previously provided by Participant, Participant herewith delivers to the Company, as a condition of exercise of the Option, an executed national insurance joint election.

4.                                      Delivery of Section 431 Election.  Where so required by the Administrator, as a condition of exercise of the Option, Participant herewith delivers an executed election pursuant to section 431, ITEPA.

5.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

6.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

7.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

8.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of holding, exercising or cancellation of the Option or Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.  Participant acknowledges that Participant may be required to bear the employer’s liability for National Insurance contributions howsoever arising in connection with the Option.

9.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE

EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.                               Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11.                               Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

UK EMI STOCK OPTION AGREEMENT

(Early Exercise Allowed)

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan and UK EMI Addendum (together referred to as the “Plan”) shall have the same defined meanings in this UK EMI Stock Option Agreement (Early Exercise Allowed) (the “Option Agreement”).

I.             NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option will lapse, unless the Company with the consent of the acquiring company and the Participant, determines that the Option will either:

(1)         be released and exchanged for an equivalent option over shares in the acquiring company (if the Change of Control constitutes a Company Reorganisation for the purposes of the UK EMI Addendum and ITEPA); or

(2)         continue to vest in accordance with the original vesting schedule but taking effect as an Unapproved Option.

or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested portion of the Shares subject to the Option (to the extent that the Option has been released or has been permitted to continue vesting in accordance with paragraph (i) above) lapse unless the Company with the consent of the acquiring company and the Participant, determines that the Option will either:

(1)         be released and exchanged for an equivalent option over shares in the acquiring company (if the Change of Control constitutes a Company Reorganisation for the purposes of the UK EMI Addendum and ITEPA); or

(2)         continue to vest in accordance with the original vesting schedule but taking effect as an Unapproved Option.

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Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), and the Option has neither lapsed nor been exercised then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as a Service Provider of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

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Termination Period:

This Option shall be exercisable for 40 days (or such longer period as the Administrator may determine prior to the date of cessation) after Participant ceases to be a Service Provider including as a result of Disability, unless such termination is due to Participant’s death, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

II.            AGREEMENT

1.             Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

This Option is intended to take effect as a qualifying EMI Option for UK tax purposes.  However, if for any reason this Option (or portion thereof) shall not qualify as an EMI Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a securities option for the purposes of section 471 ITEPA, which is unapproved for UK tax purposes (an “Unapproved Option”) .  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.

2.             Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)           Right to Exercise.

(i)    Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.  Vested Shares shall not be subject to a right of repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1)by the Company.

(ii)   As a condition to exercising this Option for unvested Shares, Participant shall execute the Restricted Stock Purchase Agreement.

(iii)  This Option may not be exercised for a fraction of a Share.

(b)           Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and

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such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.             Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.             Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

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5.             Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)           cash;

(b)           check;

(c)           consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)           surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6.             Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.             Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8.             Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.             Tax Obligations.

(a)           Tax Withholding.  Participant agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax and social security withholding requirements applicable to the Option exercise.  These arrangements may include as a condition of grant, exercise or other dealing in the Option (as appropriate) entering into an election whereby the employer’s liability for secondary national insurance contributions is transferred to the employee on terms set out in the election and approved by HM Revenue & Customs.  Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b)           Section 431 Election.  In the event that the Administrator determines that the Shares to be issued on the exercise of this Option are “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA, the Participant shall, as a condition of exercise of the Option and if so required by the Administrator enter into an election jointly with the Company (or the Subsidiary employing the Participant, if different) pursuant to section 431, ITEPA (or any other election which the Administrator may direct for the same purpose (electing that the market value of the Shares acquired on exercise be calculated as if they were not “restricted securities”.

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(c)           Code Section 409 A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10.          Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11.          No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

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NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, FREE FROM ANY LIABILITY OR CLAIM PURSUANT TO THE PLAN OR THIS AGREEMENT.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.             Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan and the UK EMI Addendum (together referred to as the “Plan”) and the UK EMI Stock Option Agreement dated                                 (the “Option Agreement”).

2.             Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.             Delivery of Section 431 Election.  Where so required by the Administrator, Participant herewith delivers to the Company an executed election pursuant to section 431, ITEPA electing that the market value of Shares acquired on exercise of the Option be calculated as if such Shares were not “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA.

4.             Delivery of National Insurance Election.  Where so required by the Administrator and not previously provided by the Participant, the Participant herewith delivers as a condition of exercise of the Option an executed national insurance election electing that the employer’s liability for secondary Class 1 national insurance contributions arising as a result of the grant, exercise or other dealing in the Option be transferred to the Participant on the terms set out in the election and approved by HM Revenue & Customs.

5.             Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

6.             Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

7.             Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)           Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)           Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)           Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)           Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)           Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)            Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this

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Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)           Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

8.             Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of the exercise of the Option or Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.  Participant understands that the Company may require Participant, as a condition of the grant, exercise or other dealing in the Option to enter into an election with Participant’s employer to transfer to the Participant the employer’s liability for any secondary Class 1 national insurance contributions payable to HM Revenue & Customs in the UK.

9.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE

3

ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)           Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of

4

this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.             Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.             Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.          Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.          Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)           Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)           Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)           Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C-1

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made between                              (the “Purchaser”) and Rocket Fuel Inc. (the “Company”) or its assignees of rights hereunder as of                                     ,         .

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan shall have the same defined meanings in this Agreement.

RECITALS

A.            Pursuant to the exercise of the option granted to Purchaser under the Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated                         ,            by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase                    of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement, which have become vested are sometimes collectively referred to herein as the “Shares.”

B.            As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.             Repurchase Option.

(a)           If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option for ninety (90) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the “Repurchase Option”).

(b)           Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be) with a copy to the escrow agent described in Section 2 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option AND, at the Company’s option, (i) by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) a check in the amount of the aggregate repurchase price, or (ii) by the Company canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate repurchase price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price.  Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c)                                  Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d)                                 If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

(e)                                  The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2.                                      Transferability of the Shares; Escrow.

(a)                                 Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)                                 To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2.  The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c)                                  Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)                                 Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

2

3.                                      Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.                                      Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5.                                      Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares, which may be made by the Company pursuant to Section 13 of the Plan after the date of this Agreement.

6.                                      Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

7.                                      Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.                                      Section 83(b) Election.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the Internal Revenue Service, within thirty (30) days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase.  In the case of a Nonstatutory Stock Option, this will result in the recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares.  Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.  In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares.  Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising Options as to Shares that have not yet vested and is accurate only as of the date this form Agreement was approved by the Board.  The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances.  Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the

3

purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code.  A form of Election under Section 83(b) is attached hereto as Exhibit C-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9.                                      Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.                               Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference.  The Plan, the Option Agreement, the Exercise Notice, this Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Dated: ,

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                                         hereby sell, assign and transfer unto Rocket Fuel Inc.                            shares of the Common Stock of Rocket Fuel Inc. standing in my name of the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Rocket Fuel Inc. and the undersigned dated                             ,            (the “Agreement”).

Dated:                               ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

                                                      ,

Corporate Secretary
Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220
Redwood Shores, CA 94065

Dear Corporate Secretary:

As Escrow Agent for both Rocket Fuel Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.                                      In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.                                      Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option.  Within one hundred and twenty (120) days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.                                      Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16.                               By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.                               These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PURCHASER	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

ESCROW AGENT

Corporate Secretary

Dated:

EXHIBIT C-4

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.                                      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

	TAXPAYER	SPOUSE

NAME:

ADDRESS:

TAX ID NO.:

TAXABLE YEAR:

2.                                      The property with respect to which the election is made is described as follows:                      shares (the “Shares”) of the Common Stock of Rocket Fuel Inc. (the “Company”).

3.                                      The date on which the property was transferred is:                                       ,            .

4.                                      The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.                                      The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is:  $                                  .

6.                                      The amount (if any) paid for such property is:  $                                  .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK GRANT AGREEMENT

UK CONSULTANT

The person named below in Section I (“Participant”) has been granted shares of Common Stock of Rocket Fuel Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Company’s 2008 Equity Incentive Plan (the “Plan”) and this Stock Grant Agreement (the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

I.                                        NOTICE OF GRANT OF COMMON STOCK

Name:

Address:

The undersigned Participant has been granted shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Shares Granted:

II.                                   AGREEMENT

1.                                      Grant of Stock.  The Administrator of the Company hereby grants to Participant the number of Shares set forth in Section I above pursuant to a fully vested Restricted Stock award under the Plan, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.  Participant has been granted the Award in Participant’s capacity as a Consultant to the Company.  Participant shall obtain no employment rights by virtue of the Award.

2.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall, if required by the Company, concurrently with the execution of this Agreement by Participant, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

3.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the award or Shares pursuant to this Agreement shall be bound by this Section 3.

4.                                      Tax Withholding.  Pursuant to such procedures as the Administrator may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes or social security contributions which the Company determines must be withheld whether under US law or the laws of any foreign jurisdiction (the “Withholding Taxes”) with respect to the Shares by, in the Administrator’s discretion: (i) withholding otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (ii) withholding the amount of such Withholding Taxes from Participant’s paycheck(s) or Consultant’s fees, (iii) requiring Participant to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Withholding Taxes, or (iv) a combination of the foregoing.  The Company shall not retain fractional Shares to satisfy any portion of the Withholding Taxes.  Accordingly, if any withholding is done through the withholding of Shares, Participant shall pay to the Company an amount in cash sufficient to satisfy the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Should the Company be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Company permission to withhold from Participant’s paycheck(s) or Consultant’s fees an amount equal to the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Participant acknowledges and agrees that the Company may refuse to deliver the Shares unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Withholding Taxes that the Company determines must be withheld with respect to such Shares.  Where income taxes arise as a consequence of the Award which the Company is not required to withhold, these taxes shall be for Participant’s own account and Participant shall be liable for accurate accounting of such taxes to the appropriate tax authority.

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5.                                      Tax Consequences.  Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

6.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (the “Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 6 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

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(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 6.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 6 and Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock to the general public, or (ii) a Change in Control of the Company in which the successor corporation has equity securities that are publicly traded.

7.                                      Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state, federal or foreign securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

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(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.                                      Notices.  Any notice, demand or request required or permitted to be given by either the Company or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the national mail of the country of origin of the sender, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

10.                               No Waiver.  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

11.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

12.                               Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

13.                               Governing Law; Severability.  This Agreement is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

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14.                               Entire Agreement.  The Plan is incorporated herein by reference.  The Plan, this Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the grant of Common Stock hereunder subject to all of the terms and provisions of the Plan and this Agreement.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

IN WITNESS WHEREOF, Participant and the Company have executed this Agreement and agree that the grant of Common Stock hereunder is to be governed by the terms and conditions of the Plan and this Agreement.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Residence Address

6

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the award to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or

15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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Rocket Fuel Inc.
2008 Equity Incentive Plan
Stock Option Agreement
Addendum Germany

1                                              Purpose of the Addendum

The purpose of this Addendum is to cover all specific issues related to the participation of employees and consultants in Germany in the 2008 Equity Incentive Plan and in the Stock Option Agreement by Rocket Fuel Inc. (the “Company”). The 2008 Equity Incentive Plan will also apply to the Participants in Germany who are granted Awards according to the 2008 Equity Incentive Plan (the “German Participants”, irrespective of nationality). For the German Participants, this Addendum is part of the Stock Option Agreement (including the Exercise Notice and the Investment Representation Statement). The German Participants will take part in the program under the 2008 Equity Incentive Plan, and no distinct program will be introduced for them. Unless otherwise defined in this Addendum, the terms used in this Addendum shall have the meanings defined in the 2008 Equity Incentive Plan.

2                                              No Employment Rights

The German Participants, addressed by this Addendum, are employees or consultants of Rocket Fuel Ltd. only. They have no employment or any other contractual relationship with the Company or any subsidiary other than Rocket Fuel Ltd., and no such relationship shall be founded by their participation in the program, by this Addendum or any other document related hereto. Neither this Addendum nor any other document shall confer upon any German Participant any right with respect to continuation of a relationship, nor shall it interfere in any way with such German Participant’s right or Rocket Fuel Ltd.’s right to terminate the relationship at any time, with or without cause, in accordance with the applicable legal provisions.

3                                              Taxes

3.1                                    General. Below is a brief summary as of the date of this Addendum of certain German tax consequences under the laws in effect as of today. This summary is incomplete, and the tax laws and regulations are subject to change. The German Participants should consult with a tax advisor before taking any measures under the 2008 Equity Incentive Plan.

3.2                                    Individual Income Tax. According to the relevant provisions of the German Income Tax Act, individuals whose domicile or customary place of abode is located within Germany are subject to unlimited taxation in Germany on their worldwide income. The 2008 Equity Incentive Plan, in certain circumstances, might result in a non-cash benefit for a German Participant insofar as a German Participant might receive an Award at no price at all or at a price inferior to the Fair Market Value. For tax purposes, this would be considered as an advantage, amounting to the difference between the price effectively paid (if any) and the Fair Market Value of the Shares (or equivalent) received at the moment of exercise. Such advantage would be subject to income tax.

3.3                                    Avoiding Double Taxation. Germany is a party to multiple conventions for the avoidance of double taxation (“Tax Treaties”). The Tax Treaties generally establish the principle that business income can only be taxed by the country in which the entrepreneur is domiciled. In case of a German Participant who is a consultant and who has his or her domicile or customary place of abode in Germany, this principle will give rise to taxation in Germany. Further, the Tax Treaties generally provide that employment income can be taxed by the country in which the employee works. In case of a German Participant who is an employee and who has his or her domicile or customary place of abode in Germany, this principle will give rise to taxation in Germany. However, the Tax Treaties provide for numerous exceptions. Subject to the personal situation of the German Participants, special rules of the Tax Treaties will apply, which might have different consequences.

3.4                                    Wage Tax. If a German Participant is an employee of Rocket Fuel Ltd., the employer might be subject to German tax duties with respect to such German Participant. Under German law, the employer must deduct a withholding tax on employment income (wage tax) from the employee’s salary. When calculating the amount of the wage tax, the employer has to take into account the entire compensation, including any advantages granted to employees other than the normal salary. This also comprises any non-cash benefit as mentioned in 3.2 above. Then, the employer would be obligated to calculate the wage tax from the normal salary plus this advantage, and the employer would have to deduct wage tax for the account of the employee and to forward such amount to the tax authorities. The aforementioned obligation to deduct wage tax does not apply to consultants of Rocket Fuel Ltd. who are not employees.

3.5                                    Cooperation. The German Participants shall cooperate with the Company and the Subsidiary, Rocket Fuel Ltd., with a view to make such arrangements as required by German tax law. Compliance with German tax provisions relating to the German Participants is the sole responsibility of the German Participants.

4                                             Language

The German Participant declares that he has read and fully understood the 2008 Equity Incentive Plan, the Stock Option Agreement (including the Exercise Notice and the Investment Representation Statement) and this Addendum Germany in the English language. He waives the right to claim a German translation of the abovementioned documents and any other document related to the Stock Option Agreement.

5                                              Sprachfassung

Der Teilnehmer erklärt, dass er die englischsprachigen Versionen des 2008 Equity Incentive Plan, die Vereinbarung über die Gewährung von Stock Options (einschließlich der Bedingungen für die Ausübung der Optionen und der Anlagebedingungen, genannt “Investment Representation Statement”) ebenso wie diese englischsprachige Anlage für Deutschland gelesen und verstanden hat. Der Teilnehmer verzichtet ausdrücklich auf den Erhalt einer deutschen Übersetzung für die vorgenannten Dokumente und sonstiger, auf die Gewährung der Stock Options bezogener Dokumente.

6                                              Governing Law

The entire relationship between the German Participants and the Company regarding the 2008 Equity Incentive Plan and all acts and transactions hereto between them and the rights and the obligations hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of law principles, as far as this is legally possible.

Location, Date

Participant

[Print name]

Consent to Required Collection and Transfer of Data

The Participant hereby consents to Rocket Fuel Inc. collecting and processing personal data as described below solely for the purpose of implementing, processing and administrating the participation of Participant in the 2008 Equity Incentive Plan. The respective data comprises but is not limited to: Participant’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), employee identification number, salary, nationality, job title, employment status, tax details related to grant, vesting or exercise of shares, as applicable, number of Shares held and the details of all stock units or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding. Refusing consent and / or withdrawing consent affect the ability of Rocket Fuel Inc. to provide benefits under the 2008 Equity Incentive Plan. Rocket Fuel Inc. is not Safe-Harbor-certified and is located in the U.S.A. which according to German Data Protection Law is deemed a country without sufficient statutory data protection.

Location, Date

Participant

[Print name]

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:                                                            $

Total Number of Shares Granted:

Total Exercise Price:                                                                                  $

Type of Option:                                                                                                                                 Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to the accelerated vesting provisions set forth below, if applicable, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule; or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

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For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as a Service Provider of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Vesting Acceleration Summary (for informational purposes only):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)

Employee (less than 1 year, but terminated within 12 months of Change in Control)	None	None	12 months acceleration

Employee (less than 1 year, but remains employed until 1 year of employment)	None	12 months acceleration	None

Employee (more than 1 year)	12 months acceleration	None	12 months acceleration

Director / Consultant	None	None	12 months acceleration

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to

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Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)                                 Right to Exercise.

(i)             This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.

(ii)          This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging

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or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                 cash;

(b)                                 check;

(c)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)                                 surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

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7.                                      Non-Transferability of Option.

(a)                                 This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant will not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant.  Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with the Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Tax Withholding.  Regardless of any action Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and remains Participant’s responsibility and that Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

Prior to exercise of the Option, Participant will pay or make adequate arrangements satisfactory to Company and/or the Employer to satisfy all withholding and payment on account obligations of Company and/or the Employer.  In this regard, Participant authorizes Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by Company and/or the Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, Company may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that Company only withholds the amount of Shares necessary to satisfy the

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minimum withholding amount.  Finally, Participant will pay to Company or the Employer any amount of Tax-Related Items that Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described.  Company may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

(b)                                 Code Section 409 A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10.                               Acknowledgements.

(a)                                 Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b)                                 The Company (and not the Employer) is granting the Option.  The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

(c)                                  That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

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(i)                                     the loss or diminution in value of such rights under the Plan, or

(ii)                                  Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

(d)                                 The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan.

(e)                                  The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)                                   Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

(g)                                  In the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of Participant’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option grant.

11.                               Data Privacy.  By entering into this Option Agreement, and as a condition of the grant of the Option, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have

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different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock acquired upon exercise of the Option.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12.                               English Language.  Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English.  If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

13.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

14.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

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NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.              Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated            (the “Option Agreement”).

2.              Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.              Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.              Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.              Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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6.              Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.              Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of

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this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.              Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.              Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.       Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.       Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT                                                           :

COMPANY                                                                                :                                            ROCKET FUEL INC.

SECURITY                                                                                :                                            COMMON STOCK

AMOUNT                                                                                        :

DATE                                                                                                              :

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

THE NETHERLANDS — EMPLOYEE ONLY

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:                                                                                                                                                                                                         Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to the accelerated vesting provisions set forth below, if applicable, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the

Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be an Employee on such dates.

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more perthe Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule; or

(ii)          if Participant has continuously been an Employee for less than one (1) year per the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be an Employee through such date, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as an Employee is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as an Employee; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of

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employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as an Employee of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as an Employee without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Vesting Acceleration Summary (for informational purposes only):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)
Employee (less than 1 year, but terminated within 12 months of Change in Control)	None	None	12 months acceleration
Employee (less than 1 year, but remains employed until 1 year of employment)	None	12 months acceleration	None
Employee (more than 1 year)	12 months acceleration	None	12 months acceleration
Director / Consultant	None	None	12 months acceleration

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be an Employee, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Employee.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

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II.                                   DUTCH SPECIFIC PROVISIONS

1.                                     Definitions.  For the purposes of this Agreement and the Option the following definitions shall apply in place of those included in the Plan:

a.                                      “Disability” shall mean disability as a consequence of sickness or accident as defined in article 7:629 of the Dutch Civil Code provided that the Administrator in its discretion may determine whether a total or permanent disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

b.                                      “Employee” shall mean any person including directors or officers employed by the Company or a Subsidiary on the basis of an employment agreement as defined in article 7:610 of the Dutch Civil Code.  Neither service as a director nor payment of a directors’ fee by the Company or a Subsidiary will be sufficient to constitute employment by the Company or a Subsidiary.

c.                                       “Subsidiary” means a company which is for the time being under the control of the Company and therefore constituting a subsidiary corporation for the purposes of Code Section 424(f) or the applicable equivalent according to the laws of the Netherlands or any other applicable jurisdiction in which the relevant company is resident.

2.                                     No Future Entitlements.  This Option is entirely voluntary and will not and will not be deemed to create any further obligation upon the Company to grant future Awards or options to the Participant.  The Participant acknowledges that Options and Awards granted by the Company to other Participants pursuant to the Plan will not give the Participant the right to claim the same or a comparable Award.

3.                                     Amendments.  Amendments may be made to the term of this Option by the Administrator in its discretion provided that in the case of each applicable amendment, the Administrator is satisfied that such amendment is fair and reasonable taking into account all relevant circumstances.

III.                              AGREEMENT

1.                                      Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail, except that the first sentence of Section 6(f)(ii) of the Plan shall not apply to this Option Agreement.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, and/or the applicable equivalent according to the laws of the Netherlands.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) shall

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not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)                                 Right to Exercise.

(i)             This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.

(ii)          This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of

5

research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), or the applicable equivalent according to the laws of the Netherlands.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                 cash;

(b)                                 check;

(c)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)                                 surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.

(a)                                 This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

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(b)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant will not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant.  Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with the Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Tax Withholding.  Regardless of any action Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that Participant is required to reimburse the Company and any Subsidiary which is or may be treated as Participant’s employer in respect of all Tax-Related Items legally due by him or her and to indemnify and keep indemnified the Company and its Subsidiaries in respect of those amounts.  Participant also acknowledges that Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

Prior to exercise of the Option, Participant will pay or make adequate arrangements satisfactory to Company and/or the Employer to satisfy all withholding and payment on account obligations of Company and/or the Employer.  In this regard, Participant authorizes Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by Company and/or the Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, Company may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount.  Finally, Participant will pay to Company or the Employer any amount of Tax-Related Items that Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied

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by the means previously described.  Company may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

(b)

10.                               Acknowledgements.

(a)                                 Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b)                                 The Company (and not the Employer) is granting the Option.  The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

(c)                                  That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)             the loss or diminution in value of such rights under the Plan, or

(ii)          Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

(d)                                 The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan.

(e)                                  The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

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(f)                                   Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

(g)                                  In the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of Participant’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option grant.

11.                               Data Privacy.  By entering into this Option Agreement, and as a condition of the grant of the Option, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock acquired upon exercise of the Option.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

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12.                               English Language.  Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English.  If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

13.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

14.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

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NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.     Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated                        (the “Option Agreement”).

2.     Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.     Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.     Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.     Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)           Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)           Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)           Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)           Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)           Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)            Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)           Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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6.     Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.     Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)           Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of

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this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.     Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.     Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.  Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.  Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)           Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)           Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)           Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(For Participants Resident in Canada)

Unless otherwise defined herein, the terms defined in the 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:                                                                                                            $

Total Number of Shares Granted:

Total Exercise Price:                                                                                                                                  $

Type of Option:                                                                                                                                                                                                         Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Each of the Participant and the Company acknowledge that the Exercise Price described above is not less than 100% of the Fair Market Value of the Common Stock of the Company as of the Date of Grant.

Vesting Schedule:

Subject to the accelerated vesting provisions set forth below, if applicable, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, on the same day of the month as the Vesting Commencement Date, such that all of the Shares shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Single Trigger:

Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control, the following vesting acceleration shall occur depending on Participant’s length of service as an Employee:

(i)             if Participant has continuously been an Employee for one (1) year or more as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will immediately vest upon the Change in Control, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule; or

(ii)          if Participant has continuously been an Employee for less than one (1) year as of the Change in Control, then the Shares subject to the Option that would normally vest in the final twelve (12) months of the vesting term will vest on the one (1) year anniversary of Participant’s commencement as an Employee, subject to Participant continuing to be a Service Provider through such date, and the remaining unvested portion of the Shares subject to the Option continuing to vest in accordance with the original vesting schedule.

Double Trigger:

In addition, if within twelve (12) months following a Change in Control, the Participant’s status as a Service Provider is terminated (x) by the Company, successor corporation or the entity to whom Participant is providing services following the transaction (the “Employer”) without “Cause” (as defined below) or (y) by Participant for “Good Reason” (as defined below), then an additional number of Shares subject to the Option that would normally vest (without taking into account any accelerated vesting under clause (ii) above) over the twelve (12) month period following such termination will immediately vest.

For purposes of clarification, if Participant becomes entitled to vesting acceleration under the immediately preceding “Double Trigger” paragraph, the number of Shares subject to the Option that would vest under clause (ii) above will not be included in the “Double Trigger” acceleration.  For example, if Participant has been an Employee for less than one (1) year as of the Change in Control and is terminated immediately following the Change in Control, he or she will be entitled to the twelve (12) month vesting acceleration under the “Double Trigger” paragraph above, but will not be entitled to any additional vesting acceleration under clause (ii) above.

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Definitions:

For purposes of this Option Agreement, “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his or her principal duties and/or obligations of employment to his or her Employer; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

For purposes of this Option Agreement, “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment to Participant of any duties or the reduction of Participant’s duties, either of which results in a significant diminution in Participant’s position or responsibilities with the Company in effect immediately prior to such assignment, or removal of Participant from such position and responsibilities; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction; or (iii) the relocation of Participant’s principal place of performing his or her duties as a Service Provider of the Company by more than fifty (50) miles.  In order for an event to qualify as “Good Reason”, Participant must not terminate as a Service Provider without first providing the Company or the Employer with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Vesting Acceleration Summary (for informational purposes only):

Category (at Change in Control)	Upon Change in Control (single trigger)	Remains Employed After Change in Control Until 1 Year of Employment (single trigger)	Terminated Within 12 Months of Change in Control (double trigger)
Employee (less than 1 year, but terminated within 12 months of Change in Control)	None	None	12 months acceleration
Employee (less than 1 year, but remains employed until 1 year of employment)	None	12 months acceleration	None
Employee (more than 1 year)	12 months acceleration	None	12 months acceleration
Director / Consultant	None	None	12 months acceleration

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the

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Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

Where the Participant is an Employee who is resident in Canada, this Agreement is intended to constitute an agreement governed by section 7 of the Income Tax Act (Canada).

2.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a)                                 Right to Exercise.

(i)             This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.

(ii)          This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax

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purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act and any similar prospectus filed for the same purpose under the securities laws of Canada (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                 cash;

(b)                                 check;

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(c)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)                                 subject to the Company being satisfied, in its sole discretion, that it is permitted to do so under applicable Canadian securities laws, surrender of other Shares which (i) shall be valued at their Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.

(a)                                 This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant will not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant.  Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with the Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Tax Withholding.  Regardless of any action Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and

6

remains Participant’s responsibility and that Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

Prior to exercise of the Option, Participant will pay or make adequate arrangements satisfactory to Company and/or the Employer to satisfy all withholding and payment on account obligations of Company and/or the Employer.  In this regard, Participant authorizes Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by Company and/or the Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, Company may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount.  Finally, Participant will pay to Company or the Employer any amount of Tax-Related Items that Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described.  Company may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

(b)                                 Code Section 409 A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10.                               Acknowledgements.

(a)                                 Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of

7

the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below and acknowledges that his or her participation in the program under which this Option has been granted to the Participant is strictly voluntary on the part of the Participant.

(b)                                 The Company (and not the Employer) is granting the Option.  The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

(c)                                  That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments (including, without limitation, any payments in lieu of adequate notice of termination of employment under applicable law), vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)             the loss or diminution in value of such rights under the Plan, or

(ii)          Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

(d)                                 The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan.

(e)                                  The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)                                   Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

(g)                                  In the event of termination of Participant’s employment or engagement as a Service Provider (whether or not in breach of local labor or employment laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed or engaged and will not be extended by any notice period mandated under local law; furthermore, in the event of termination of employment (whether or not in breach of local labor or employment laws), Participant’s right to exercise the Option after termination of employment or engagement, if any, will be measured by the date of termination of Participant’s active employment or engagement and will not be extended by any

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notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option grant.

11.                               Data Privacy.  By entering into this Option Agreement, and as a condition of the grant of the Option, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock acquired upon exercise of the Option.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

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12.                               English Language.  Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English.  If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.  Les parties aux présentes ont convenu que cette convention et les documents s’y rattachant soient rédigés en langue anglaise seulement.

13.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

14.                               Currency.  Unless specifically stated to be otherwise, all references to currency herein shall be construed as references to lawful currency of the United States of America.

15.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

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NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Address:

Title

EXHIBIT A

2008 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Rocket Fuel Inc.

350 Marine Parkway

Marina Park Center, Suite 220

Redwood Shores, CA 94065

Attention: Secretary

1.              Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                                  shares of the Common Stock (the “Shares”) of Rocket Fuel Inc. (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated            (the “Option Agreement”).

2.              Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.              Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.              Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.              Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).  In addition, the Participant’s right to sell or transfer any such Shares at all is specifically subject to compliance with paragraph 5(h) below.

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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(h)                                 Restriction on Transfer Prior to Termination of Right of First Refusal.  Notwithstanding any other provision hereof (except Section 5(f), pursuant to which a Particpant may sell or transfer Shares as contemplated therein), the Participant may not sell or transfer any of the Shares held by such Participant until the date which is the earlier of (i) the date on which the Right of First Refusal terminates in accordance with its terms; and (ii) the date which is two (2) years and 1 day after the date on which such Shares were initially issued to the Participant by the Company.

6.              Tax Consultation.  Participant understands that Participant may suffer significant or adverse tax consequences as a result of Participant’s exercise of this Option or the purchase or disposition of the underlying Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with such exercise or the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.              Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state, provincial or federal securities laws or regulations:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

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[If the Company is not a reporting issuer under Canadian securities laws at the time any Shares are issued, the following additional legend will be added]

UNLESS PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY UNTIL SUCH TIME AS THE COMPANY HAS BECOME A REPORTING ISSUER UNDER APPLICABLE CANADIAN SECURITIES LEGISLATION.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.              Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.              Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.       Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

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11.       Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

350 Marine Parkway
Marina Park Center, Suite 220
Redwood Shores, CA 94065

Date Received

5

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ROCKET FUEL INC.

2008 EQUITY INCENTIVE PLAN

STOCK GRANT AGREEMENT

The person named below in Section I (“Participant”) has been granted shares of Common Stock of Rocket Fuel Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Company’s 2008 Equity Incentive Plan (the “Plan”) and this Stock Grant Agreement (the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

I.                                        NOTICE OF GRANT OF COMMON STOCK

Name:

Address:

The undersigned Participant has been granted shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Shares Granted:

II.                                   AGREEMENT

1.                                      Grant of Stock.  The Administrator of the Company hereby grants to Participant the number of Shares set forth in Section I above pursuant to a fully vested Restricted Stock award under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall, if required by the Company, concurrently with the execution of this Agreement by Participant, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

3.                                      Lock-Up Period.  Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the award or Shares pursuant to this Agreement shall be bound by this Section 3.

4.                                      Tax Withholding.  Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and remains Participant’s responsibility and that Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of the Shares, the subsequent sale of Shares and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Shares to reduce or eliminate Participant’s liability for Tax-Related Items.

Prior to delivery of the Shares, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment obligations of the Company and/or the Employer.  In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, the Company may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount.  Finally, Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of

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Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this Section.

5.                                      Tax Consequences.  Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

6.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (the “Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 6 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in

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the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 6.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 6 and Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock to the general public, or (ii) a Change in Control of the Company in which the successor corporation has equity securities that are publicly traded.

7.                                      Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws or other Applicable Laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE

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SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.                                      Notices.  Any notice, demand or request required or permitted to be given by either the Company or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

10.                               No Waiver.  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

11.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

12.                               Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

13.                               Governing Law; Severability.  This Agreement is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is

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declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

14.                               Acknowledgements.

(a)                                 Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all of the terms and provisions thereof.  Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b)                                 The Company (which may or may not be Participant’s Employer) is granting the Shares.  The Company will administer the Plan from outside Participant’s country of residence, and United States law will govern all Shares granted under the Plan.

(c)                                  Participant acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  Unless otherwise required by Applicable Law, the benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)             the loss or diminution in value of such rights under the Plan, or

(ii)          Participant ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d)                                 The grant of the Shares, and any future grant of Awards under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Shares nor any future grant of an Award by the Company will be deemed to create any obligation to grant any further Awards, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan.

(e)                                  The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of his or her employment, and the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)                                   Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

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15.                               Data Privacy.  By entering into this Agreement, and as a condition of the grant of the Shares, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer, its Parent or any Subsidiary may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

16.                               English Language.  Participant has received the terms and conditions of this Agreement and any other related communications, and Participant consents to having received these documents in English.  If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

17.                               Entire Agreement.  The Plan is incorporated herein by reference.  The Plan, this Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

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IN WITNESS WHEREOF, Participant and the Company have executed this Agreement and agree that the grant of Common Stock hereunder is to be governed by the terms and conditions of the Plan and this Agreement.

PARTICIPANT	ROCKET FUEL INC.

Signature	By

Print Name	Print Name

Title

Residence Address

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EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ROCKET FUEL INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale to another person or in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the award to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or

15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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